EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
S ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Jose Maria Eduardo Gonzalez Romero, President and Chief Executive Officer and Chief Financial Officer of iMine Corporation (the “Registrant”), certifies, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of the Registrant for the quarter ended July 31, 2019 (the “Report”):

(1)	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 26, 2020	By:	/s/ Jose Maria Eduardo Gonzalez Romero
	Name:	Jose Maria Eduardo Gonzalez Romero
	Title:	Chief Executive Officer and Chief Financial Officer (principal executive officer and principal financial officer)